UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 28, 2013

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7
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(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
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(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
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(Exact names of sponsors as specified in their charters)

Delaware	333-180779-02	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000
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Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of January 28, 2013, with respect to Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7.  The purpose of this amendment is (1) to file the executed version of the agreement filed as Exhibit 4.1 to the Form 8-K and (2) to make clerical and other minor revisions to the versions of Exhibit 4.1, Exhibit 99.1 and Exhibit 99.2 that were previously filed.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

4.1
Pooling and Servicing Agreement, dated as of January 1, 2013, between Morgan Stanley Capital I Inc., as depositor, U.S. Bank National Association, as trustee, certificate administrator, certificate registrar and authenticating agent, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as custodian.

99.1	Mortgage Loan Purchase Agreement, dated January 9, 2013, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.2	Mortgage Loan Purchase Agreement, dated January 9, 2013, between Morgan Stanley Capital I Inc. and Bank of America, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/James Chung Name: James Chung Title: Authorized Signatory

Date:  February 15, 2013

EXHIBIT INDEX

Exhibit Number --------------	Description -----------

4.1
Pooling and Servicing Agreement, dated as of January 1, 2013, between Morgan Stanley Capital I Inc., as depositor, U.S. Bank National Association, as trustee, certificate administrator, certificate registrar and authenticating agent, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as custodian.

99.1	Mortgage Loan Purchase Agreement, dated January 9, 2013, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated January 9, 2013, between Morgan Stanley Capital I Inc. and Bank of America, National Association.